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                                                                    EXHIBIT 10.6


                   AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT


     AMENDMENT NO. 2, dated as of May 31, 1996, to the Stockholders Agreement dated as of April 30, 1996, as amended, (the "Stockholders Agreement"), by and among AMF HOLDINGS INC., a Delaware corporation ("Holdings"), GS CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GS CAPITAL PARTNERS II OFFSHORE, L.P., a Cayman Islands exempt limited partnership, GOLDMAN SACHS & CO. VERWALTUNGS GMBH, a corporation recorded in the Commercial Register Frankfurt, as nominee for GS Capital Partners II Germany C.L.P., THE GOLDMAN SACHS GROUP, L.P., a Delaware limited partnership, STONE STREET FUND 1995, L.P., a Delaware limited partnership, STONE STREET 1996, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1995, L.P., a Delaware limited partnership, BRIDGE STREET FUND 1996, L.P., a Delaware limited partnership, BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P., a Delaware limited partnership, BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P., a Delaware limited partnership, BLACKSTONE FAMILY INVESTMENT PARTNERSHIP L.P., a Delaware limited partnership ("BFIP"), KELSO INVESTMENT ASSOCIATES V, L.P., a Delaware limited partnership, KELSO EQUITY PARTNERS, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V, L.P., a Delaware limited partnership, BAIN CAPITAL FUND V-B, L.P., a Delaware limited partnership, BCIP ASSOCIATES, a Delaware general partnership, BCIP TRUST ASSOCIATES, L.P., a Delaware limited partnership, CITICORP NORTH AMERICA, INC., a Delaware limited partnership, CHARLES M. DIKER and the management investors listed in Schedule I to the Stockholders Agreement, as such Schedule I may be amended from time to time (collectively, the "Management Investors").


     WHEREAS, concurrently with the execution of this Amendment No. 2 to the Stockholders' Agreement, BFIP and Blackstone Family Investment Partnership II L.P., a Delaware limited partnership ("Transferee"), are executing (a) an Assignment and Conveyance Agreement, pursuant to which BFIP is assigning and conveying its legal title to 356,339 shares of common stock, par value $.01 per share, of Holdings (the "Shares") and (b) an Assumption Agreement (the "Assumption Agreement"), pursuant to which Transferee is confirming the matters set forth in Section 2.1(c) of the Stockholders Agreement and agreeing to certain other matters as described in the Assumption Agreement, and

     WHEREAS, Simpson Thacher & Bartlett, counsel to BCIP, has delivered an Option to Holdings as required pursuant to Section 2.2 of the Stockholders Agreement and acceptable to Holdings; and

     WHEREAS, pursuant to and in accordance with Section 3.9 of the Stockholders Agreement, Holdings wishes to amend the Stockholders Agreement on the terms contained herein;

     NOW, THEREFORE, the Stockholders Agreement is amended as follows:

          1. Addition of Investor. The Stockholders Agreement is hereby amended and restated to provide that Transferee is a party thereto and an "Investor" thereunder.

          2. Governing Law. This Amendment shall be governed and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof.

          3. Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment No. 2, the Stockholders Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Stockholders Agreement in any other instrument or document shall be deemed a reference to the Stockholders Agreement as amended hereby, unless the context otherwise requires.

          4. No Waiver. The execution, delivery and performance of this Amendment No. 2 shall not operate as a waiver of any condition, power, remedy or right exercisable in accordance with the Stockholders Agreement, and shall not constitute a waiver of any provision of the Stockholders Agreement, except as expressly provided herein.
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     IN WITNESS WHEREOF, AMF Holdings Inc. has caused this Amendment No. 2 to be duly executed, as of the date first written above.

                                          AMF HOLDINGS INC.


                                          By
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     The undersigned, by signing his name hereto, hereby agrees to be bound by all of the terms and conditions of the Stockholders Agreement as amended by this Amendment No. 2; this signature page also being deemed to be a counterpart to the Stockholders Agreement.

     Dated as of the date first written above.

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                                          BLACKSTONE FAMILY INVESTMENT
                                          PARTNERSHIP II L.P.

                                          By: Blackstone Management
                                             Associates II L.L.C.,
                                             General Partner


                                          By:
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